SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
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                           FORM 8-K

                        CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

  Date of Report (Date Earliest Event Reported)       June 29, 2006

                         BIOSYNERGY, INC.
      (Exact name of Registrant as specified in its charter)

    Illinois                        0-12459               36-2880990
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(State or other jurisdiction    (Commission File        (IRS Employer
    or incorporation)                Number)           Identification)

          1940 E. Devon, Elk Grove Village, Illinois 60007
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:     (847) 956-0471

                               N/A
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Appointment of Directors
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On June 29, 2006, the Board of Directors of Biosynergy, Inc. (the
"Company") increased the number of directors from three to four and elected Laurence C. Mead as director of the Company. Mr. Mead currently serves the Company as its Chief Operating Officer, Vice President - Manufacturing, Chief Accounting Officer and Manager of Financial and Product Development. Mr. Mead joined the production department of the Company in 1980, and has been employed as the Company's Production Manager since 1984. In April, 1994, Mr. Mead was appointed Vice President - Manufacturing and Manager of Financial and Product Development. Mr. Mead received his Bachelor of Science degree in August, 1992 from Roosevelt University where he majored in Accounting.

AGREEMENTS OR ARRANGEMENTS. There were and are no arrangements or understandings between Mr. Mead and the other directors or officers of the Company pursuant to which Mr. Mead was or is to be selected in the future as a director.

Mr. Mead has not been named as a member of any committee of the board of directors, and is not expected to be named as a member of any such committee in the immediate future.

FAMILY RELATIONSHIPS. There is no family relationship between Mr. Mead and any other director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

INVOLVEMENT IN CERTAIN LEGAL PROCEDINGS. Laurence Mead is not, nor has he been, involved in any legal proceedings which are material to an evaluation of his ability or integrity.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. With the exception of payment of salary and other employee benefits otherwise provided to all employees of the Company, Mr. Mead and the Company have not entered into any agreement or arrangements which would be deemed additional compensation to Mr. Mead. Laurence C. Mead has not been involved in any transactions with any third party related to or doing business with the Company during the past two fiscal years which accrued or will accrue to his benefit.


Item 9.01.  Financial Statements and Exhibits

(c)   Exhibits

      (3)(ii) Amendment to Bylaws of Biosynergy, Inc., dated
June 29, 2006, amending Article III, Section 2 of the Company's
By-Laws.


                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BIOSYNERGY, INC.


Date:     June 29, 2006         By:   /s/ Fred K. Suzuki /s/
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                                   Fred K. Suzuki, President

                                By:   /s/ Lauane C. Addis /s/
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                                   Lauane C. Addis, Secretary